SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 2, 2000


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
--------                      -------                  ----------
(State or other jurisdiction (Commission        (I.R.S. Employer
  of incorporation)           File Number)      Identification No.)


             842 Bennie Road, Cortland, New York 13045
        (Address of principal executive offices) (zip code)

                         (607) 753-6011
       (Registrant's telephone number, including area code)


Item 5      Other Events

DESCRIPTION OF TRANSACTION

     On January 17, 2000, Smith Corona Corporation announced that its performance for the second quarter ending December 31, 1999 would not follow positive trends of the previous two quarters. The company anticipated a loss for the quarter and indicated that this shortfall may impair its ability to finance operations.

A copy of the January 17, 2000 press release announcing the above event is attached hereto as exhibit 99.1, and is incorporated herein by reference.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                                  SMITH CORONA CORPORATION




Date:  February 2, 2000


                                   /s/ Martin D. Wilson
                                   Martin D. Wilson
                                   Senior Vice President and
                                   Chief Financial Officer
                                  (Principal Financial/Accounting
                                        Officer)

INDEX TO EXHIBIT

Exhibit No.                                    Description
-----------                                    -----------

99.1                                           News Release